Exhibit 99.2
First Quarter 2023 Results May 4, 2023 EXHIBIT 99.2

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 2 23 Cautionary Statements Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: operators’ expected operating and financial performance, including production, deliveries, mine plans, mineral resources and reserves, development, and technical reports; our 2023 guidance; timing between production and deliveries of metal from operators; and our goal of selling metal steadily during the period between deliveries. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation: effects of global and regional economic and market conditions, including as a result of government policies, war, natural disasters, and public health issues; a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of operators, including inaccuracies in the operator’s disclosures, variations between actual and forecasted performance, the operator’s ability to complete projects on schedule and as planned, the operator’s changes to mine plans and reserves and resources, the operator’s liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement, or operational disruptions due to public health crises; environmental risks, including those caused by climate change; timing of deliveries from operators; changes in laws or regulations; the volatility in the commodity price for gold; and other factors described in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted.

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 3 23 Today’s Speakers Mark Isto Executive VP and COO Royal Gold Corp. Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 4 23 Q1 2023 Overview • Highlights • Revenue of $170.4M • Cash flow from operations of $108.7M • Net income of $63.9M, or $0.97/share • $0.96/share after adjustments1 • $24.6M dividends paid • $75M repayment on revolving credit facility • Available liquidity of approximately $634M • Notable recent developments • Provided 2023 sales, DD&A and effective tax rate guidance • Issued 2022 ESG report

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 5 23 67% 33% Q1 2023 Revenue GEOs2 of 90,200 and revenue of $170.4 million $170.4M Royalty Segment $55.4M Stream Segment $115.0M -3% YoY Higher contribution from Cortez Legacy Zone, and new revenue from Cortez CC Zone and King of the Hills Lower contribution from Peñasquito and Voisey’s Bay +9% YoY Higher contribution from Mount Milligan, Khoemacau, Xavantina and Rainy River Lower contribution from Andacollo

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 6 23 Stream Delivery and Sales Sequence for Concentrate Producers MINE SITE PRODUCTION Can be up to 5 months • Usually ~ 5 months for Mount Milligan and Andacollo • Usually ~1 month for Khoemacau SHIPPING SMELTING/ REFINING DELIVERY TO ROYAL GOLD SALES Timing is variable • Goal is to sell each delivery over time and have no remaining inventory when the next delivery is received from that counterparty NEXT DELIVERY TO ROYAL GOLD

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 7 23 Operator Updates3 Khoemacau 4 • Production at nameplate capacity continued through Q1 • Silver production guidance of 1.5-1.7M oz for 2023 • In line with mine plan given lower silver grade at top of Zone 5 ore body Pueblo Viejo • Plant expansion in commissioning, expected to start ramp up in Q2 • Decision on new tailings ESIA expected in H1 2023 • Silver deliveries of 362,200 oz in Q1 • Additional 5,700 oz deferred Cortez • Legacy Zone royalty area: • Proven and Probable Reserve of 2.7M • Barrick expects Goldrush Record of Decision in H2 2023

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 8 23 Q1 2023 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. AVERAGE METAL PRICES* $1,877 $1,890 Q1 '22 Q1 '23 Gold $24.01 $22.55 Q1 '22 Q1 '23 Silver $4.53 $4.05 Q1 '22 Q1 '23 Copper +1% -11% -6% TOTAL REVENUE Q1 '22 Q1 '23 +5% Gold Silver Copper Others GOLD 71% Q1 2023 REVENUE BY METAL $170.4M $162.4M 14% 12% SILVER COPPER

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 9 23 Q1 2023 Financial Results • $170.4M revenue • $11.0M G&A • $46.3M DD&A, or $514/GEO2 • $9.2M interest expense • 19.9% effective tax rate • $63.9M net income, or $0.97/share • $63.3M net income, or $0.96/share, adjusted1 to exclude: • $0.8M, or $0.01/share – change in fair value in equity securities • $(0.2)M, or $(.00)/share – tax effect of adjustment • $108.7M operating cash flow

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 10 23 March 31, 2023 Liquidity • $500M drawn on revolving credit facility • $75M repayment made March 6, 2023 • Approximately $634 of liquidity available: • No other material outstanding near-term commitments March 31, 2023 Amount (US$ M) Undrawn revolving credit facility 500 Working capital 134 Total available liquidity $634

ROYAL GOLD, INC. | FIRST QUARTER 2023 RESULTS | MAY 4, 20 11 23 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated May 3, 2023, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators. 4. Certain information was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third-party information, and investors are cautioned not to rely on this information.

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